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                                                                   EXHIBIT 10.51

                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT to Amended and Restated Credit Agreement (this "Amendment") is entered into as of the 13th day of February, 2003, by and among
(a) Dominion Homes, Inc. (the "Company"), (b) the institutions from time to time party to the Credit Agreement (as defined below) as lenders (individually, a "Lender" and collectively, the "Lenders"), and (c) The Huntington National Bank ("Huntington") as issuing bank and as a Lender, and Huntington in its separate capacity as administrative agent for the Lenders and the issuing bank (with its successors in such capacity, the "Administrative Agent").

                                    RECITALS:

         A. As of December 31, 2001, the Company, the Lenders, the Administrative Agent, and Huntington, in its capacity as issuing bank, executed a certain Amended and Restated Credit Agreement, which was amended by a certain First Amendment to Amended and Restated Credit Agreement dated as of June 10, 2002, by a certain Consent Agreement dated as of August 29, 2002, and by a certain Second Amendment to Amended and Restated Credit Agreement dated as of December 31, 2002 (as so amended, and as amended, modified and supplemented from time to time, collectively the "Credit Agreement"), setting forth the terms of certain extensions of credit to the Company; and

         B. As of December 31, 2001, the Company executed and delivered to the Administrative Agent, inter alia, revolving credit notes in favor of the Lenders, in the original aggregate principal sum of One Hundred Seventy Five Million Dollars ($175,000,000) and a swing note in favor of Huntington in the principal sum of $10,000,000, (hereinafter collectively, the "Notes"); and

         C. In connection with the Credit Agreement and the Notes, the Company and certain of its Subsidiaries executed and delivered to the Administrative Agent a standby letter of credit reimbursement agreement, guaranty agreements, certain other loan documents, consents, agreements, and instruments in connection with the indebtedness referred to in the Credit Agreement (all of the foregoing, together with the Notes and the Credit Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

         D. The Company has requested that the Required Lenders and the Administrative Agent amend and modify certain terms and covenants in the Credit Agreement, and the Required Lenders and the Administrative Agent are willing to do so upon the terms and conditions contained herein.

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         NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Section 8.8, "Acquisition of Capital Stock," of the Credit Agreement is hereby amended to recite in its entirely as follows:

              8.8   Acquisition of Capital Stock.

                           The Company shall not redeem or acquire any of its
              own capital stock or any options or other interests in respect thereof having an aggregate value in excess of (i) $4,000,000 in any fiscal year or (ii) $7,000,000 in the aggregate on and after December 31, 2001; except (a) the purchase or redemption of capital stock in connection with a simultaneous sale of an equivalent or greater amount of capital stock for not less than the same aggregate purchase or redemption price, or (b) up to the aggregate amount of $1,000,000 in any fiscal year for the purchase of capital stock, options or other interests in respect thereto using funds escrowed pursuant to the Company's Amended and Restated Executive Deferred Compensation Plan or otherwise pursuant to any of the Company's management incentive plans. None of the Subsidiaries shall redeem or acquire any of its own capital stock..

         3. Conditions of Effectiveness. All provisions of this Amendment shall become effective as of February 13, 2003, upon satisfaction of all of the following conditions precedent:

         (a) The Administrative Agent shall have received nine duly executed copies of this Amendment, and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Administrative Agent, each of which shall be in form and substance satisfactory to the Administrative Agent and its counsel; and

         (b) The Administrative Agent shall have received a fee in respect of this Amendment in the amount of $87,500, which shall be shared by the Lenders on a pro rata basis; and

         (c) The representations contained in the immediately following paragraph shall be true and accurate.

         4. Representations. The Company represents and warrants that after giving effect to this Amendment (a) each and every one of the representations and warranties made by or on behalf of the Company in the Credit Agreement or the Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (b) the Company

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has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Credit Agreement and Loan Documents; and (c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default or a Potential Default.

         5. Amendment to Credit Agreement. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "Credit Agreement," "Agreement," the prefix "herein," "hereof," or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Lenders and the Administrative Agent may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the rights of the Lenders or the Administrative Agent under or of any other term or provisions of the Credit Agreement, any Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Company which would require the consent of the Lenders and the Administrative Agent, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. The Company ratifies and confirms each term, provision, condition and covenant set forth in the Credit Agreement and the Loan Documents and acknowledges that the agreements set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

         6. Authority. The Company hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Company has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of the Company has been duly authorized to execute and deliver the same and bind the Company with respect to the provisions provided for herein; (c) the execution and delivery hereof by the Company and the performance and observance by the Company of the provisions hereof do not violate or conflict with the articles of incorporation or code of regulations of the Company or any law applicable to the Company or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the Company; and (d) this Amendment constitutes a valid and legally binding obligation upon the Company in every respect.

         7. Counterparts. This Amendment may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

         8. Costs and Expenses. The Company agrees to pay on demand in accordance with the terms of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other loan documents entered into in connection herewith, including the

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reasonable fees and out-of-pocket expenses of the Administrative Agent's counsel with respect thereto.

         9. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio.

             [The remainder of this page intentionally left blank.]

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              IN WITNESS WHEREOF, the Company, the Lenders and the
Administrative Agent have hereunto set their hands as of the date first set forth above.

                            COMPANY:

                            DOMINION HOMES, INC.

                            By:  /s/ Peter J. O'Hanlon
                               -----------------------------------

                            Its:  Senior Vice President/Chief Financial Officer
                                  ---------------------------------------------


                            ADMINISTRATIVE AGENT:

                            THE HUNTINGTON NATIONAL BANK


                            By:  /s/ William R. Remias
                                 --------------------------------

                            Its: Vice President
                                 ---------------------------------


                            LENDERS:

                            THE HUNTINGTON NATIONAL BANK,
                            as Lender and Issuing Bank

                            By:  /s/ William R. Remias
                               ----------------------------------

                            Its: Vice President
                                ---------------------------------


                            BANK ONE, NATIONAL ASSOCIATION

                            By:  /s/ David A. DeVictor
                                 --------------------------------

                            Its: Vice President
                                 --------------------------------

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                            KEYBANK NATIONAL ASSOCIATION

                            By:  /s/ Robert L. Zelina
                               -----------------------------------

                            Its:  Vice President
                                ----------------------------------


                            NATIONAL CITY BANK

                            By:  /s/ Steven A. Smith
                               -----------------------------------

                            Its:  Senior Vice President
                                 ---------------------------------


                            COMERICA BANK

                            By:  /s/ Charles L. Weddell
                               -----------------------------------

                            Its:  Vice President
                                ----------------------------------


                            U.S. BANK N.A. fka Firstar Bank, N.A.

                            By:
                               -----------------------------------

                            Its:
                                ----------------------------------


                            THE PROVIDENT BANK

                            By:  /s/ Stephen S. Brooks
                               -----------------------------------

                            Its:  Senior Vice President
                                ----------------------------------


                            FIFTH THIRD BANK (CENTRAL OHIO)

                            By:  /s/ John K. Beardslee
                               -----------------------------------

                            Its:  Vice President
                                ----------------------------------

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                              CONSENT OF GUARANTORS

       Each of the undersigned, being a guarantor of the Company's indebtedness to the Agent and the Lenders pursuant to certain guaranty agreements in favor of the Agent with the Bank, hereby consents and agrees to be bound by the terms, conditions and execution of the above Amendment and hereby further agrees that its obligations shall be continuing as provided in said guaranty agreements and said guaranty agreements shall remain as written originally and continue in full force and effect in all respects.

                                       DOMINION HOMES OF KENTUCKY, LTD.

                                       By:  Dominion Homes of Kentucky GP, LLC,
                                            its general partner

                                       By:          /s/ Peter J. O'Hanlon
                                            -----------------------------------

                                       Its:         Vice President/Treasurer
                                            -----------------------------------

                                       DOMINION HOMES OF KENTUCKY GP, LLC

                                       By:          /s/ Peter J. O'Hanlon
                                            -----------------------------------

                                       Its:         Vice President/Treasurer
                                            -----------------------------------


                                       ALLIANCE TITLE AGENCY OF KENTUCKY, LLC

                                       By:          /s/ Peter J. O'Hanlon
                                            -----------------------------------

                                       Its:         Vice President/Treasurer
                                            -----------------------------------


                                       RESOLUTION PROPERTY COMPANY, LLC

                                       By:          /s/ Peter J. O'Hanlon
                                            -----------------------------------

                                       Its:         President
                                            -----------------------------------


                                       DOMINION HOMES REALTY, LLC

                                       By:          /s/ Peter J. O'Hanlon
                                            -----------------------------------

                                       Its:         Vice President/Treasurer
                                            -----------------------------------

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